Significant transactions	6 Months Ended
Jun. 30, 2023
Disclosure of significant transactions [abstract]
Disclosure of Significant transactions [text block]
3. Significant transactions
The Group applied the acquisition method of accounting for businesses acquired, and did not elect to apply the optional concentration test to account for acquired business as an asset separately acquired.
Significant pending transactions entered into in second quarter 2023 and closed in July 2023
Innovative Medicines – acquisition of DTx Pharma Inc.
In the second quarter of 2023, Novartis entered into an agreement to acquire DTx Pharma Inc. (DTx), a San-Diego US based, pre-clinical stage biotechnology company focused on leveraging its proprietary FALCON platform to develop siRNA therapies for neuroscience indications. DTx’s lead program, DTx-1252 targets the root cause of CMT1A—the overexpression of PMP22, a protein that causes the myelin sheath that supports and insulates nerves in the peripheral nervous system to function abnormally. The transaction also includes two additional pre-clinical programs for other neuroscience indications. The transaction closed on July 14, 2023.
The purchase price consists of a cash payment of USD 0.5 billion and potential additional milestones up to USD 0.5 billion, which the DTx Pharma Inc. shareholders are eligible to receive upon achievement of specified milestone.
Significant pending transaction in 2023
Innovative Medicines – acquisition of Chinook Therapeutics
On June 12, 2023, Novartis entered into an agreement to acquire Chinook Therapeutics, a Seattle, WA, based clinical stage biopharmaceutical company with two late-stage medicines in development for rare, severe chronic kidney diseases. The purchase price will consist of a cash payment of USD 3.2 billion and potential additional payments of up to USD 0.3 billion, which Chinook Therapeutics shareholders are eligible to receive upon achievement of specified milestones.
The transaction is expected to be completed in the second half of 2023, subject to customary closing conditions, including approval of Chinook Therapeutics shareholders and receipt of regulatory approvals.
Significant transactions in 2022
Innovative Medicines – acquisition of Gyroscope Therapeutics Holdings plc
On December 22, 2021, Novartis entered into an agreement to acquire all outstanding shares of Gyroscope Therapeutics Holdings plc (Gyroscope), a UK-based ocular gene therapy company. Gyroscope focuses on the discovery and development of gene therapy treatments for retinal indications. The purchase price consisted of a cash payment of USD 0.8 billion, subject to certain customary purchase price adjustments, and potential additional milestone payments of up to USD 0.7 billion, which Gyroscope shareholders are eligible to receive upon achievement of specified milestones. The acquisition closed on February 17, 2022.
The fair value of the total purchase consideration was USD 1.0 billion. The amount consisted of an upfront cash payment of USD 0.8 billion (including customary purchase price adjustments) and the fair value of contingent consideration of USD 0.2 billion, which Gyroscope shareholders are eligible to receive upon achievement of specified milestones. The purchase price allocation resulted in net identifiable assets of USD 0.9 billion, consisting primarily of intangible assets of USD 1.1 billion and net deferred tax liabilities of USD 0.2 billion. Goodwill amounted to USD 0.1 billion.
The 2022 results of operations since the date of acquisition were not material.